LB SERIES FUND, INC.

Supplement to Statement of Additional Information
Dated May 1, 2001

        Effective January 1, 2002, Lutheran Brotherhood (“LB”), the investment adviser for each portfolio series of LB Series Fund, Inc. (“the Fund”), has merged with and into Aid Association for Lutherans (“AAL”). AAL and the Fund have entered into a temporary investment advisory agreement effective as of January 1, 2002, by which AAL will serve as the investment adviser to each portfolio series of the Fund until shareholders of each portfolio series consider approval of a new investment advisory agreement with AAL. In addition, AAL and the Fund have entered into a temporary subadvisory agreement with T. Rowe Price International, Inc. (“Price International”) effective as of January 1, 2002, by which Price International will continue to serve as the subadviser to the World Growth Portfolio of the Fund until shareholders of the World Growth Portfolio consider approval of a new subadvisory agreement with Price International. The scope of services and fees payable under the temporary advisory agreement and the temporary subadvisory agreement are equivalent to the services and fees under the Fund’s previous advisory agreement with LB and the previous subadvisory agreement with Price International, respectively. A special meeting of the shareholders of each of the portfolio series of the Fund will be held within 150 days to consider whether to approve the new agreement with AAL. During the same meeting, the shareholders of the World Growth Portfolio will consider whether to approve the new subadvisory agreement with Price International.

The date of this Supplement is January 2, 2002.

Please include this supplement with your statement of additional information.